American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives™ Equity Fund AC Alternatives™ Income Fund AC Alternatives™ Multi-Strategy Fund
Supplement dated May 18, 2015 ■ Statement of Additional Information dated May 8, 2015

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.

American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the funds. PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. The funds’ investment subadvisors are currently: Arrowpoint Asset Management, LLC; Good Hill Partners LP; MAST Capital Management, LLC; Levin Capital Strategies, LP; Sankaty Advisors, LLC and Passport Capital, LLC (underlying subadvisors). Fund assets not allocated to underlying subadvisors may be managed by PWP (references to “underlying subadvisor(s)” include PWP when acting in this capacity).

The following is added as the sixth bullet point in the Underlying Subadvisors section on page 47 of the statement of additional information.

•	Sankaty Advisors, LLC. Sankaty is controlled by its parent, Bain Capital, LLC. Bain Capital, LLC is owned by its managing directors.

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